Exhibit 10.21

Execution Version

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment (this “Amendment”) to the Employment Agreement by and between Target Logistics Management, LLC, a Massachusetts limited liability company (the “Company”), and Heidi Diane Lewis (the “Executive”), dated as of January 15, 2019 (the “Employment Agreement”), is entered into as of this 2nd day of March, 2020.

WITNESSETH:

WHEREAS, the Company and the Executive previously entered into the Employment Agreement; and

WHEREAS, the Company has determined that it is prudent to amend the Employment Agreement’s terms to reflect changes to the Executive’s compensation arrangements; and

WHEREAS, the Company and the Executive desire to so amend the Employment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Second Amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.         AMENDMENT TO THE EMPLOYMENT AGREEMENT.

Section 5(c) of the Employment Agreement shall be and hereby is amended and to revise the reference to “50%” to be and to read “65%.”  restated in full as follows:

2.         AFFIRMATION.  This Amendment is to be read and construed with the Employment Agreement as constituting one and the same agreement. Except as specifically modified by this Amendment, all remaining provisions, terms and conditions of the Employment Agreement shall remain in full force and effect.

3.         DEFINED TERMS. All terms not herein defined shall have the meaning ascribed to them in the Employment Agreement.

4.         RATIFICATION AS AMENDED. Except as amended by this Amendment, the terms and conditions of the Employment Agreement are confirmed, approved and ratified, and the Employment Agreement, as amended by this Amendment, shall continue in full force and effect.  Any reference to the Agreement in the Employment Agreement as amended by this Amendment shall mean the Employment Agreement as amended by this Amendment.

5.         COUNTERPARTS.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment or have caused this Amendment to be duly executed and delivered on their behalf.

TARGET LOGISTICS MANAGEMENT, LLC

By:	/s/ James B. Archer
	Name:	James B. Archer
	Title:	President & Chief Executive Officer

HEIDI DIANE LEWIS

/s/ Heidi D. Lewis